UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2011 (January 4, 2011)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 4, 2011, Information Services Group, Inc. (“ISG” or the “Company”) executed an Agreement for the Sale and Purchase of the Entire Issued Share Capital of CCGH Limited (the “Agreement”) and consummated the acquisition of the entire issued share capital CCGH Limited, an English corporation (“Compass”).

Under the terms of the Agreement, each of the holders of the issued share capital of Compass (the “Sellers”) agreed to sell and transfer, and the Company agreed to buy, the entire share capital of Compass (the “Share Purchase”).  The Share Purchase was consummated on January 4, 2011.  The aggregate consideration for the Share Purchase consists of the following: (i) $5,750,000 in cash, (ii) an aggregate of $6,250,000 in subordinated convertible notes (the “Convertible Notes”) which may, upon the occurrence of the Trigger Event (as defined below), be converted into shares of ISG common stock at the rate of 1 share for every $4 in principal amount outstanding and (iii) 3,500,000 million shares of ISG common stock which are subject to transfer restrictions that expire on January 31, 2013 (the “Share Consideration”).

The foregoing summary of the Agreement does not purport to be complete.  Additionally, the foregoing summary of the Agreement is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 4, 2011, the Company completed the Share Purchase as contemplated by the Agreement.  The material terms of the Share Purchase are described under Item 1.01 hereof and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 4, 2011, as part of the consideration for the Share Purchase, the Company issued the Convertible Notes to the Sellers.  The Convertible Notes mature on January 4, 2018 and interest accrues on the principal amount daily at a rate of 3.875% and is payable upon  maturity. The Convertible Notes are subject to transfer restrictions until January 31, 2013.

If the price of the Company’s common stock on the Nasdaq Global Market exceeds $4 per share for 60 consecutive trading days (the “Trigger Event”), a holder of a Convertible Note may convert all (but not less than all) of the outstanding principal into shares of Company common stock at the rate of 1 share for every $4 in principal amount outstanding.  After the Trigger Event, the Company may prepay all or any portion of the outstanding principal amount by giving the holders 30 days written notice.

The foregoing summary of the Convertible Notes does not purport to be complete.  Additionally, the foregoing summary of the Convertible Notes is subject to, and qualified in its entirety by, the full text of the form of Convertible Note, which is attached as Exhibit 4.1 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement, on January 4, 2011, the Company issued to the Sellers 3,500,000 shares of ISG common stock.  In issuing the shares of ISG common stock, the Company relied on the provisions of Section 4(2) of  the Securities Act of 1933, as amended (the “Securities Act”), in claiming exemption from registration under the Securities Act.

ITEM 7.01 REGULATION FD DISCLOSURE

On January 4, 2011, representatives of the Company and Compass held an investor presentation which was webcast to discuss the transaction. The Company is furnishing the slide presentation, which it used at its teleconference and webcast on January 4, 2011, and which it may use from time to time in presentations related to the transaction.  The slides are “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the registrant specifically incorporates them by reference in a document filed under the Securities Act or the Exchange Act.  By filing this Form 8-K and furnishing this information, the registrant makes no admission as to the materiality of the information included in the slides. The registrant undertakes no duty or obligation to publicly update or revise the information included in the slides, although it may do so from time to time as the Company’s management believes is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure. The Company will make copies of the slides available for viewing at www.informationsg.com, although the Company reserves the right to discontinue that availability at any time. A copy of the investor presentation is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On January 4, 2011, the Company issued a press release announcing the execution of the Agreement and consummation of the Share Purchase. A copy of the press release is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 8.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

2.1                                 Agreement for the Sale and Purchase of the Entire Issued Share Capital of CCGH Limited, dated as of January 4, 2011, between Information Services Group, Inc. and the persons named therein

4.1                                 Form of Subordinated Convertible Note

99.1                           Investor Presentation dated January 4, 2011

99.2                           Press Release of Information Services Group, Inc. dated January 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2011	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement for the Sale and Purchase of the Entire Issued Share Capital of CCGH Limited, dated as of January 4, 2011, between Information Services Group, Inc. and the persons named therein

4.1	Form of Subordinated Convertible Note

99.1	Investor Presentation dated January 4, 2011

99.2	Press Release of Information Services Group, Inc. dated January 4, 2011